UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 10, 2004


                                 FX ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                        000-25386             87-0504461
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


            3006 Highland Drive, Suite 206
                 Salt Lake City, Utah                         84106
       ----------------------------------------            ----------
       (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (801) 486-5555


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         Attached as an exhibit to this current report is the Sales Agency
Agreement between FX Energy, Inc. and Great American Investors, Inc. dated August 10, 2004, relating to the offer and sale of 950,000 shares of common stock.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         The following are filed as exhibits to this report:


   Exhibit
    Number                 Title of Document                       Location
-------------- ------------------------------------------------- ---------------

   Item 1      Underwriting Agreement
-------------- ------------------------------------------------- ---------------
    1.01       FX Energy, Inc. Sales Agency Agreement with          Attached
               Great American Investors, Inc. dated
               August 10, 2004


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             FX ENERGY, INC.
                                             Registrant


Dated:  August 11, 2004                      By /s/ Scott J. Duncan
                                                --------------------------------
                                                Scott J. Duncan, Vice President

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